                         Independent Auditors' Consent

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

We consent to the incorporation by reference, in this registration statement, to our report dated September 12, 2003, on the statement of assets and liabilities, including the schedule of investments, of SB Convertible Fund ("Fund"), formerly known as Smith Barney Convertible Fund, of Smith Barney Income Funds as of July 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information.

                                                              KPMG LLP

New York, New York
November 28, 2003

                         Independent Auditors' Consent

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

We consent to the incorporation by reference, in this registration statement, to our report dated September 12, 2003, on the statement of assets and liabilities, including the schedule of investments, of Smith Barney Diversified Strategic Income Fund ("Fund") of Smith Barney Income Funds as of July 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information.

                                                                  KPMG LLP

New York, New York
November 28, 2003

                          Independent Auditors' Consent



The Shareholders and Board of Trustees of
Smith Barney Income Funds:

We consent to the incorporation by reference, in this registration statement, to our report dated September 12, 2003, on the statement of assets and liabilities, including the schedule of investments, of Smith Barney Exchange Reserve Fund ("Fund") of Smith Barney Income Funds as of July 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information.



                                                              KPMG LLP


New York, New York
November 28, 2003

                         Independent Auditors' Consent

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

We consent to the incorporation by reference, in this registration statement, to our report dated September 12, 2003, on the statement of assets and liabilities, including the schedule of investments, of Smith Barney High Income Fund ("Fund") of Smith Barney Income Funds as of July 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information.

                                                            KPMG LLP

New York, New York
November 28, 2003

                          Independent Auditors' Consent



The Shareholders and Board of Trustees of
Smith Barney Income Funds:

We consent to the incorporation by reference, in this registration statement, to our report dated September 12, 2003, on the statement of assets and liabilities, including the schedule of investments, of Smith Barney Municipal High Income Fund ("Fund") of Smith Barney Income Funds as of July 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information.


                                                              KPMG LLP


New York, New York
November 28, 2003

                         Independent Auditors' Consent

The Shareholders and Board of Trustees of
Smith Barney Income Funds:

We consent to the incorporation by reference, in this registration statement, to our report dated September 12, 2003, on the statement of assets and liabilities, including the schedule of investments, of Smith Barney Total Return Bond Fund ("Fund") of Smith Barney Income Funds as of July 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information.

                                                             KPMG LLP

New York, New York
November 28, 2003

                          Independent Auditors' Consent


The Shareholders and Board of Trustees of
Smith Barney Income Funds:

We consent to the incorporation by reference, in this registration statement, to our report dated September 12, 2003, on the statement of assets and liabilities, including the schedule of investments, of Smith Barney Dividend and Income Fund ("Fund"), formerly known as Smith Barney Balanced Fund, of Smith Barney Income Funds as of July 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-CSR.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information.

                                                        KPMG LLP

New York, New York
November 28, 2003